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                                                                    EXHIBIT 10.9

                                    AMENDMENT

            This AMENDMENT is made and entered into this 13th day of November 1998 by and between Technical Consumer Products, Inc. ("TCP"), an Ohio corporation located at 23632 Mercantile Rd., Unit A, in Beechwood, Ohio, U.S.A. , represented by Ellis Yan, President; and

            PRACTICAL INNOVATIONS, INC. a Delaware corporation represented by its President, Andrzej Bobel ("PRACTICAL"), having principal place of business at 201 Norman Ct., Des Plaines, Illinois 60016, U.S.A.

            This AMENDMENT is made to the AGREEMENT dated June 18, 1996 and signed by the above named parties.

            This AMENDMENT is effective as of January 1, 1999.

            Now, both parties, based on mutual considerations agree to amend the AGREEMENT as follows:

       - Delete Paragraph 4.02 in its entirety.

       - Enter New Paragraph 4.02 as follows:

         4.02 Monthly Total Royalty Amount ("MTRA":
          In addition to the Licensing Fee provided for above, TCP shall pay to PRACTICAL a nonrefundable Monthly Royalty Payments based on the following terms:
          For each and every calendar month, on or before the 15th day of the following calendar month during the term of this AGREEMENT and/or as long as PRODUCTS are sold by TCP or any other SELLER, the Monthly Royalty Payment shall be equal to: Twenty Cents US ($US0.20) multiplied by the total number of units of PRODUCTS sold during that particular month. However, in no case shall the Monthly Total Royalty Amount (MTRA) be higher than:
       a) 4% (four percent) of the first $US500,000 (Five Hundred Thousand Dollars US) of NET SALES during the particular calendar month, and

       b) 2% (two percent) of all NET SALES above the first $US500,000 during that particular calendar month.

            This AMENDMENT is mutually accepted and agreed to by TCP and PRACTICAL, and shall constitute an integral part of the subject AGREEMENT.


       Accepted and Agreed to:


       /s/Ellis Yan                     11/13/98
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       Ellis Yan                        Date

       /s/Andrzej Bobel                 11/13/98
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       Andrzej Bobel                    Date